UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Annual report for the year ended November 30, 2017

Invest in the dividends
of a developing world.

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/3/14)

Reflecting 5.75% maximum sales charge	20.35%	3.41%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.30% for Class A shares as of the prospectus dated February 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2017, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.60%.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
5	The value of a $10,000 investment
6	Summary investment portfolio
9	Financial statements
27	Board of trustees and other officers

Fellow investors:

Equity markets rallied during American Funds Developing World Growth and Income Fund’s fiscal year, with key indexes hitting a series of record highs amid improving global growth and solid corporate earnings.

The fund advanced 24.11% with dividends reinvested for the 12 months ended November 30, 2017. The fund’s return trailed the 32.82% gain registered by its benchmark, the MSCI Emerging Markets Index, which measures markets in more than 20 developing countries. Compared to the benchmark, the fund lagged in part due to strong returns for internet-related businesses that largely don’t meet the fund’s dividend requirements. Managers held cash seeking new investment opportunities, which also detracted from returns in a rising market. The Lipper Emerging Markets Funds Index, a peer group, rose 31.37%.

Launched in February of 2014, American Funds Developing World Growth and Income Fund seeks to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. We believe this emphasis on higher quality, dividend-paying companies can help provide stability in volatile markets and offers a unique combination of long-term growth and income opportunities. The fund’s assets are primarily invested in stocks domiciled in developing countries; however, managers may also invest in developed market companies that derive a significant portion of their revenues from emerging markets.

Market review

Emerging markets soared, continuing a rebound that began in late January 2016. Returns were driven by stimulus measures in China, overall economic growth in developing countries and positive earnings revisions. A weakening U.S. dollar and diminishing concerns about the potential for changes to global trade policies following the U.S. presidential election also contributed to improved sentiment.

On a sector basis, information technology notched the highest gains in the MSCI

Results at a glance

For periods ended November 30, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	7.70%	24.11%	4.16%
MSCI Emerging Markets Index*	13.03	32.82	7.64
Lipper Emerging Markets Funds Index†	11.24	31.37	7.88

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2017)

Company	Country	Percent of net assets
Taiwan Semiconductor Manufacturing	Taiwan	3.8%
Samsung Electronics	South Korea	3.3
América Móvil	Mexico	2.6
Shanghai Fosun Pharmaceutical	China	1.9
Hypermarcas	Brazil	1.9
Discovery	South Africa	1.8
NetEase	China	1.8
Sberbank of Russia	Russian Federation	1.8
CCR	Brazil	1.7
Carlsberg	Denmark	1.7

Emerging Markets Index, surging 57.58% on demand for semiconductor components used in a range of computing devices and the expanding use of mobile services on smartphones.

Asian markets registered robust returns. The MSCI China Index* climbed 44.99% as the country’s economy proved sturdier than some initial forecasts, helping to assuage fears that China was headed for a hard landing. Support came in the form of government-led stimulus measures, solid housing sales and steady consumer spending. Chinese leaders moved to limit financial risks and debt excesses, and took additional steps to curb surplus capacity in commodities-related industries.

South Korean stocks rose 44.17% and Taiwanese stocks increased 24.43%, both bolstered by strong exports of technology-related components. The Korean won and New Taiwan dollar appreciated 7.42% and 6.26%, respectively, against the U.S. dollar. Despite rising political tensions with North Korea, South Korean equities were also aided by reasonable valuations and expectations of corporate governance reforms at the country’s family-held conglomerates following several corruption scandals over the past year.

In Latin America, Brazilian stocks climbed 19.67% despite an ongoing bribery probe that’s ensnared corporate executives and politicians. Brazil’s economy showed signs of recovering from a deep recession, while government leaders made progress shoring up the country’s fiscal situation with legislation to control public spending and a plan to sell stakes in certain state assets.

Russian stocks advanced 15.04% as Russia’s economy grew four consecutive quarters following two years of contraction. Rising prices of Brent crude — a key country export — boosted investor sentiment.

Inside the portfolio

A number of financials sector holdings contributed to portfolio returns. Sberbank, Russia’s state-owned bank, rose 55.95% on strengthening profits and improving loan growth. South African financial services group Discovery Ltd. gained 51.87% on stronger net income over the last 12 months. In the real estate sector, rising contract sales lifted Chinese developer Longfor Properties 84.76%.

Company choices within the telecommunications sector supported returns. Mexico’s América Móvil increased 41.21%. Latin America’s biggest wireless telecommunications operator benefited from a favorable pricing environment and a firm peso. Bharti Airtel, India’s top mobile provider, registered a gain of 62.44%. Industry consolidation and a de-escalating price war pushed shares higher.

Other leading contributors to returns included Taiwan’s AirTAC International, a supplier of pneumatic components used in factory automation, and China’s Shanghai Fosun Pharmaceutical Group.

Indonesian companies detracted on weaker consumption trends in Southeast Asia’s largest economy. Retail giant Matahari Department Store declined 25.76% amid contracting same-store sales. Television broadcaster Surya Citra Media fell 11.62%, hurt in part by declining prime time audience share.

A below-index weighting in information technology hindered returns. The fund lacked exposure to Chinese e-commerce giant Alibaba, which does not pay a dividend. Its shares soared on strong financial results. Managers seek to capitalize on the rising use of mobile phones and internet services in developing countries through

*	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

2	American Funds Developing World Growth and Income Fund

investments in cash-generative, dividend-paying technology companies including Taiwan Semiconductor, the world’s largest made-to-order maker of computing chips, and Samsung Electronics, a leading provider of memory chips in smartphones and other electronic devices.

Looking ahead

An expanding global economy, strengthening currencies, an uptick in infrastructure spending and healthy demand for technology-related components and services all bode well for developing markets. A synchronized recovery, similar to the period that lasted from 2003 to 2007, provides an ideal setting for progress. Furthermore, profits for emerging markets companies continue to improve, and in aggregate are forecast to record another year of double-digit gains.

Historically, strong earnings have driven share prices in emerging markets, while also boosting dividends. Unlike the U.S. and other developed markets, payout ratios in emerging markets are relatively low, so there may be room for dividend growth as earnings rise and cash flows improve.

Potential risks on the horizon include the possibility of a slowdown in China, adverse changes to international trade agreements and volatility tied to upcoming political elections in developing countries such as Brazil and Mexico.

Portfolio managers invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate difficult periods and a disciplined approach to growing dividends over time. We believe that investing in companies that pay reasonable dividends — and increase them as their earnings rise — has the potential to deliver solid returns through various market cycles.

In this environment, the fund’s managers are looking closely at cyclical, economically-sensitive businesses in the financials and information technology sectors. This reflects their more optimistic view of the global economy and prospects for emerging markets. At the same time, managers remain focused on companies that can benefit from increasing wealth in developing countries. An expanding middle class should likewise

Where the fund’s assets are invested*

Developed country equities	35.7%

The Americas
United States	2.7
Canada	.4

Europe
United Kingdom	4.5
France	2.2
Switzerland	1.9
Denmark	1.7
Belgium	1.0
Italy	.3

Asia/Pacific
Taiwan	8.9
South Korea	5.6
Hong Kong	4.8
Singapore	1.0
Australia	.7

Developed country bonds	.2%

The Americas
Canada	.2

Developing country equities	56.4%

The Americas
Brazil	7.5
Mexico	3.5
Peru	1.3
Chile	.5

Europe
Russian Federation	6.3
Czech Republic	1.7

Asia/Pacific
China	13.7
Indonesia	4.3
India	3.8
Thailand	2.5
Philippines	1.7
Malaysia	.3

Africa/Middle East
South Africa	5.7
United Arab Emirates	2.1
Kingdom of Saudi Arabia	1.5

Developing country bonds	.7%

The Americas
Brazil	.7

Short-term securities & other assets less liabilities	7.0%

Total	100.0%

*	Percent of net assets by country of domicile as of November 30, 2017.

American Funds Developing World Growth and Income Fund	3

spur demand for a range of consumer goods and financial services.

The fund’s largest area of investment is the financials sector, which accounts for 20% of equity holdings. Managers added to positions in emerging markets-domiciled banks, including those in Russia, Eastern Europe, South America and the Middle East. The technology sector, where managers have been carefully following businesses poised for expansion as well as those that appear to have a clear path to paying a dividend in the coming years, is now the second-largest weighting in the fund at 14%.

We appreciate your trust and look forward to reporting to you again in six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

January 16, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Investing in emerging markets doesn’t always mean buying shares of companies based in those countries. While over 75% of American Funds Developing World Growth and Income Fund is invested in companies headquartered in emerging markets economies, it does have holdings in the developed world as well. The charts below show the countries and regions in which the fund’s equity investments are domiciled, and where the revenue is derived.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	3%	—
■	Europe	13	—
■	Asia-Pacific ex. Japan	7	—
■	Emerging markets	77	100%
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	11%	8%
■	Canada	1	—
■	Europe	9	6
■	Japan	2	2
■	Asia-Pacific ex. Japan	4	1
■	Emerging markets	73	83
	Total	100%	100%

Compared with the MSCI Emerging Markets Index as a percent of net assets. All figures include convertible securities. Source: Capital Group (as of November 30, 2017).

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 3, 2014, to November 30, 2017, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges. Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	The index reflects dividends net of withholding taxes. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	For the period February 3, 2014, commencement of fund operations, through February 28, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2017)*

		Lifetime
	1 year	(since 2/3/14)

Class A shares	16.96%	2.56%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Developing World Growth and Income Fund	5

Summary investment portfolio November 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	13.66%
Taiwan	8.93
Brazil	8.15
Russian Federation	6.34
South Africa	5.67
South Korea	5.63
Hong Kong	4.76
United Kingdom	4.48
Indonesia	4.27
Other countries	31.07
Short-term securities & other assets less liabilities	7.04

Common stocks 88.89%	Shares	Value (000)
Financials 19.83%
Discovery Ltd.[1]	4,681,357	$56,257
Sberbank of Russia PJSC (ADR)[1]	2,586,300	42,210
Sberbank of Russia PJSC[1]	3,235,447	12,451
MONETA Money Bank, AS, non-registered shares[1]	14,395,258	51,942
First Abu Dhabi Bank PJSC, non-registered shares[1]	16,417,744	45,232
China Pacific Insurance (Group) Co., Ltd., Class H1	9,208,200	44,346
Moscow Exchange MICEX-RTS PJSC[1]	20,689,139	43,997
Credicorp Ltd.	186,300	39,315
ICICI Bank Ltd.[1]	7,679,738	36,837
Shinhan Financial Group Co., Ltd.[1]	808,261	36,150
Barclays Africa Group Ltd.[1]	2,900,000	33,396
Other securities		174,004
		616,137

Information technology 14.31%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	13,552,800	102,032
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	17,550
Samsung Electronics Co., Ltd.[1]	38,927	91,460
Samsung Electronics Co., Ltd., nonvoting preferred[1]	6,447	12,536
NetEase, Inc. (ADR)	169,800	55,815
MediaTek Inc.[1]	3,662,000	40,268
Catcher Technology Co., Ltd.[1]	2,410,000	26,208
Vanguard International Semiconductor Corp.[1]	9,632,000	23,114
Other securities		75,725
		444,708

Consumer staples 12.80%
Carlsberg A/S, Class B1	456,487	54,143
Savola Group Co.[1]	4,250,900	46,988
Thai Beverage PCL[1]	50,438,500	36,137
Danone SA1	426,703	36,023
Shoprite Holdings Ltd.[1]	2,133,776	35,479
Nestlé SA1	412,329	35,302
Unilever PLC[1]	521,000	29,420
British American Tobacco PLC[1]	460,200	29,275
Other securities		94,934
		397,701

Industrials 7.69%
CCR SA, ordinary nominative	11,223,535	54,276
Airbus SE, non-registered shares[1]	316,085	32,845
CTCI Corp. (Taiwan)[1]	16,667,000	24,485
AirTAC International Group[1]	1,429,993	24,455
Other securities		102,831
		238,892

6	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Consumer discretionary 7.60%
Astra International Tbk PT1	72,313,000	$42,686
Matahari Department Store Tbk PT1	47,336,588	37,304
Sands China Ltd.[1]	5,476,300	26,810
PT Surya Citra Media Tbk[1]	152,165,000	24,835
Other securities		104,326
		235,961

Telecommunication services 7.39%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	79,857
HKT Trust and HKT Ltd., units[1]	31,859,960	40,050
Singapore Telecommunications Ltd.[1]	10,968,800	30,344
MTN Group Ltd.[1]	2,516,505	23,752
Other securities		55,415
		229,418

Health care 5.48%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,505,500	60,462
Hypermarcas SA, ordinary nominative	5,931,000	59,519
Odontoprev SA, ordinary nominative	6,284,050	29,276
Other securities		20,824
		170,081

Materials 4.84%
Vale SA, ordinary nominative	4,283,616	45,984
Alrosa PJSC[1]	25,277,340	33,695
LafargeHolcim Ltd.[1]	420,126	22,969
Other securities		47,848
		150,496
Real estate 2.28%
Longfor Properties Co. Ltd.[1]	14,182,500	33,640
China Overseas Land & Investment Ltd.[1]	8,004,000	25,584
Other securities		11,681
		70,905

Utilities 1.33%
Other securities		41,223

Energy 0.83%
Other securities		25,882

Miscellaneous 4.51%
Other common stocks in initial period of acquisition		140,197

Total common stocks (cost: $2,374,425,000)		2,761,601

Preferred securities 0.39%
Consumer discretionary 0.39%
Other securities		12,244

Total preferred securities (cost: $10,800,000)		12,244

Rights & warrants 2.11%
Consumer discretionary 0.99%
Midea Group Co., Ltd., Class A, warrants, expire 2018[1,2]	3,982,300	30,873

Consumer staples 0.86%
Inner Mongolia Yili Industrial Group Co., Ltd., warrants, expire 2018[1,2]	6,153,000	26,801

Industrials 0.26%
Other securities		7,908

Total rights & warrants (cost: $58,142,000)		65,582

American Funds Developing World Growth and Income Fund	7

Convertible stocks 0.38%	Shares	Value (000)
Miscellaneous 0.38%
Other convertible stocks in initial period of acquisition		$11,737

Total convertible stocks (cost: $11,560,000)		11,737

	Principal amount (000)
Convertible bonds 0.26%
Energy 0.26%
Other securities		8,099

Total convertible bonds (cost: $15,444,000)		8,099

Bonds, notes & other debt instruments 0.93%
Corporate bonds & notes 0.92%
Other securities		28,511

U.S. Treasury bonds & notes 0.01%
U.S. Treasury 0.75% 2017	$375	375

Total bonds, notes & other debt instruments (cost: $27,919,000)		28,886

Short-term securities 6.84%
Federal Home Loan Bank 1.07%–1.21% due 1/10/2018–1/16/2018	32,800	32,755
Qualcomm Inc. 1.31% due 2/6/2018[2]	25,050	24,988
U.S. Treasury Bill 1.41% due 5/31/2018	52,100	51,732
Victory Receivables Corp. 1.43% due 1/16/2018[2]	48,000	47,910
Other securities		54,974

Total short-term securities (cost: $212,363,000)		212,359
Total investment securities 99.80% (cost: $2,710,653,000)		3,100,508
Other assets less liabilities 0.20%		6,276

Net assets 100.00%		$3,106,784

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,249,389,000, which represented 72.40% of the net assets of the fund. This amount includes $2,172,070,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $210,763,000, which represented 6.78% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $2,710,653)		$3,100,508
Cash		341
Cash denominated in currencies other than U.S. dollars (cost: $47)		46
Receivables for:
Sales of investments	$4,198
Sales of fund’s shares	31,387
Dividends and interest	2,793
Other	108	38,486
		3,139,381
Liabilities:
Payables for:
Purchases of investments	25,085
Repurchases of fund’s shares	2,338
Investment advisory services	1,846
Services provided by related parties	966
Trustees’ deferred compensation	580
Non-U.S. taxes	1,575
Other	207	32,597
Net assets at November 30, 2017		$3,106,784

Net assets consist of:
Capital paid in on shares of beneficial interest		$3,086,054
Undistributed net investment income		2,821
Accumulated net realized loss		(370,562)
Net unrealized appreciation		388,471
Net assets at November 30, 2017		$3,106,784

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (284,226 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$1,641,018	150,149	$10.93
Class C	125,717	11,553	10.88
Class T	11	1	10.93
Class F-1	106,745	9,762	10.93
Class F-2	737,702	67,429	10.94
Class F-3	368,243	33,671	10.94
Class 529-A	38,527	3,527	10.92
Class 529-C	5,854	539	10.87
Class 529-E	1,213	111	10.92
Class 529-T	11	1	10.93
Class 529-F-1	3,224	295	10.93
Class R-1	1,226	112	10.89
Class R-2	11,198	1,031	10.87
Class R-2E	73	7	10.90
Class R-3	11,036	1,012	10.91
Class R-4	8,029	735	10.92
Class R-5E	36	3	10.92
Class R-5	6,175	564	10.94
Class R-6	40,746	3,724	10.94

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	9

Statement of operations for the year ended November 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8,073)	$85,699
Interest	3,675	$89,374
Fees and expenses*:
Investment advisory services	20,106
Distribution services	5,400
Transfer agent services	4,097
Administrative services	761
Reports to shareholders	298
Registration statement and prospectus	444
Trustees’ compensation	433
Auditing and legal	201
Custodian	1,284
Other	90
Total fees and expenses before reimbursement	33,114
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		33,114
Net investment income		56,260

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments in unaffiliated issuers	(51,847)
Forward currency contracts	(355)
Currency transactions	(68)	(52,270)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,492)	563,409
Forward currency contracts	16
Currency translations	(8)	563,417
Net realized loss and unrealized appreciation		511,147
Net increase in net assets resulting from operations		$567,407

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2017	2016
Operations:
Net investment income	$56,260	$43,578
Net realized loss	(52,270)	(205,668)
Net unrealized appreciation	563,417	272,947
Net increase in net assets resulting from operations	567,407	110,857

Dividends paid to shareholders from net investment income	(56,841)	(41,936)

Net capital share transactions	323,644	109,556

Total increase in net assets	834,210	178,477

Net assets:
Beginning of year	2,272,574	2,094,097
End of year (including undistributed net investment income: $2,821 and $3,241, respectively)	$3,106,784	$2,272,574

See Notes to Financial Statements

10	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

American Funds Developing World Growth and Income Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

12	American Funds Developing World Growth and Income Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$72,037	$544,100	$—	$616,137
Information technology	101,695	343,013	—	444,708
Consumer staples	30,177	367,524	—	397,701
Industrials	54,276	184,616	—	238,892
Consumer discretionary	5,718	230,243	—	235,961
Telecommunication services	79,857	149,561	—	229,418
Health care	88,795	81,286	—	170,081
Materials	59,655	90,841	—	150,496
Real estate	2,208	68,697	—	70,905
Utilities	17,893	23,330	—	41,223
Energy	8,813	17,069	—	25,882
Miscellaneous	68,407	71,790	—	140,197
Preferred securities	12,244	—	—	12,244
Rights & warrants	—	65,582	—	65,582
Convertible stocks	—	11,737	—	11,737
Convertible bonds	—	8,099	—	8,099
Bonds, notes & other debt instruments	—	28,886	—	28,886
Short-term securities	—	212,359	—	212,359
Total	$601,775	$2,498,733	$—	$3,100,508

*	Securities with a value of $2,172,070,000, which represented 69.91% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Developing World Growth and Income Fund	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $5,355,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2017 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(355)	Net unrealized appreciation on forward currency contracts	$16

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2017, the fund reclassified $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $164,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

American Funds Developing World Growth and Income Fund	15

As of November 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$13,520
Capital loss carryforward*	(363,728)
Gross unrealized appreciation on investments	501,054
Gross unrealized depreciation on investments	(128,151)
Net unrealized appreciation on investments	372,903
Cost of investments	2,727,605

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30,
Share class	2017		2016
Class A	$30,714		$24,620
Class B1	—	[2]	3
Class C	1,469		1,275
Class T3	—	[2]
Class F-1	1,979		1,749
Class F-2	15,686		12,854
Class F-3[4]	4,773
Class 529-A	678		460
Class 529-B1	—	[2]	—	[2]
Class 529-C	63		43
Class 529-E	19		14
Class 529-T3	—	[2]
Class 529-F-1	56		33
Class R-1	17		17
Class R-2	132		71
Class R-2E	1		—	[2]
Class R-3	160		98
Class R-4	147		107
Class R-5E	—	[2]	—	[2]
Class R-5	117		77
Class R-6	830		515
Total	$56,841		$41,936

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the year ended November 30, 2017, the investment advisory services fee was $20,106,000, which was equivalent to an annualized rate of 0.741% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell

16	American Funds Developing World Growth and Income Fund

fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended November 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$3,699		$2,747		$149		Not applicable
Class B1	1		—	[2]	Not applicable		Not applicable
Class C	1,195		224		60		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	242		124		48		Not applicable
Class F-2	Not applicable		848		360		Not applicable
Class F-3[4]	Not applicable		24		90		Not applicable
Class 529-A	58		55		17		$23
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C	52		9		3		3
Class 529-E	5		—	[2]	—	[2]	1
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		4		1		2
Class R-1	13		2		1		Not applicable
Class R-2	72		33		5		Not applicable
Class R-2E	—	[2]	—	[2]	—	[2]	Not applicable
Class R-3	45		15		4		Not applicable
Class R-4	18		8		4		Not applicable
Class R-5E	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5	Not applicable		3		2		Not applicable
Class R-6	Not applicable		1		17		Not applicable
Total class-specific expenses	$5,400		$4,097		$761		$29

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $433,000 in the fund’s statement of operations reflects $361,000 in current fees (either paid in cash or deferred) and a net increase of $72,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2017.

18	American Funds Developing World Growth and Income Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2017

Class A	$339,433		33,684		$30,485		3,017		$(323,329)	(32,449)	$46,589	4,252
Class B2	16		2		—	[3]	—	[3]	(176)	(19)	(160)	(17)
Class C	25,396		2,538		1,466		143		(33,228)	(3,326)	(6,366)	(645)
Class T4	10		1		—		—		—	—	10	1
Class F-1	47,168		4,627		1,933		190		(51,891)	(5,189)	(2,790)	(372)
Class F-2	349,374		34,996		15,461		1,531		(445,690)	(44,149)	(80,855)	(7,622)
Class F-3[5]	361,647		35,282		4,304		411		(21,422)	(2,022)	344,529	33,671
Class 529-A	9,908		982		677		66		(5,156)	(504)	5,429	544
Class 529-B2	—	[3]	—	[3]	—	[3]	—	[3]	(20)	(2)	(20)	(2)
Class 529-C	1,582		159		63		6		(897)	(89)	748	76
Class 529-E	237		23		19		2		(90)	(9)	166	16
Class 529-T4	10		1		—	[3]	—	[3]	—	—	10	1
Class 529-F-1	1,274		128		56		6		(411)	(40)	919	94
Class R-1	264		26		17		2		(584)	(58)	(303)	(30)
Class R-2	4,639		468		132		13		(2,439)	(242)	2,332	239
Class R-2E	36		4		1		—	[3]	(1)	— [3]	36	4
Class R-3	4,502		449		160		16		(1,977)	(197)	2,685	268
Class R-4	3,889		389		146		14		(3,064)	(306)	971	97
Class R-5E	26		2		—	[3]	—	[3]	(2)	— [3]	24	2
Class R-5	2,924		291		116		11		(1,995)	(204)	1,045	98
Class R-6	11,778		1,159		830		82		(3,963)	(388)	8,645	853
Total net increase (decrease)	$1,164,113		115,211		$55,866		5,510		$(896,335)	(89,193)	$323,644	31,528

Year ended November 30, 2016

Class A	$352,235		40,490		$24,392		2,762		$(359,077)	(41,231)	$17,550	2,021
Class B	38		4		3		—	[3]	(415)	(48)	(374)	(44)
Class C	23,230		2,665		1,271		144		(29,689)	(3,433)	(5,188)	(624)
Class F-1	53,769		6,076		1,725		195		(68,684)	(7,891)	(13,190)	(1,620)
Class F-2	330,528		37,541		12,220		1,382		(255,776)	(29,573)	86,972	9,350
Class 529-A	7,901		900		460		52		(3,381)	(384)	4,980	568
Class 529-B	5		1		—	[3]	—	[3]	(22)	(3)	(17)	(2)
Class 529-C	1,694		194		43		5		(1,007)	(113)	730	86
Class 529-E	385		44		14		2		(234)	(26)	165	20
Class 529-F-1	1,054		119		33		4		(546)	(61)	541	62
Class R-1	303		34		17		2		(692)	(77)	(372)	(41)
Class R-2	4,616		522		71		8		(2,197)	(249)	2,490	281
Class R-2E	20		2		—	[3]	—	[3]	—	—	20	2
Class R-3	4,681		527		98		11		(2,847)	(329)	1,932	209
Class R-4	3,564		403		107		12		(1,944)	(217)	1,727	198
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	1,983		223		76		9		(607)	(69)	1,452	163
Class R-6	13,075		1,517		515		58		(3,452)	(388)	10,138	1,187
Total net increase (decrease)	$799,081		91,262		$41,045		4,646		$(730,570)	(84,092)	$109,556	11,816

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $900,833,000 and $715,457,000, respectively, during the year ended November 30, 2017.

American Funds Developing World Growth and Income Fund	19

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
11/30/2017	$8.99	$.20	$1.95	$2.15	$(.21)	$10.93	24.11%		$1,641		1.28%		1.28%		2.01%
11/30/2016	8.69	.18	.29	.47	(.17)	8.99	5.45		1,312		1.33		1.33		2.02
11/30/2015	10.86	.17	(2.18)	(2.01)	(.16)	8.69	(18.65)		1,251		1.32		1.32		1.70
11/30/2014[4,5]	10.00	.17	.81	.98	(.12)	10.86	9.75	[6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]
Class C:
11/30/2017	8.95	.12	1.93	2.05	(.12)	10.88	23.04		126		2.08		2.08		1.22
11/30/2016	8.66	.11	.28	.39	(.10)	8.95	4.55		109		2.14		2.14		1.22
11/30/2015	10.83	.09	(2.16)	(2.07)	(.10)	8.66	(19.18)		111		2.07		2.07		.95
11/30/2014[4,5]	10.00	.09	.83	.92	(.09)	10.83	9.17	[6]	122		2.14	[7]	2.13	[7]	.94	[7]
Class T:
11/30/2017[4,8]	9.93	.17	1.00	1.17	(.17)	10.93	11.83	[6,9]	—	[10]	1.06	[7,9]	1.06	[7,9]	2.52	[7,9]
Class F-1:
11/30/2017	8.99	.21	1.94	2.15	(.21)	10.93	24.05		107		1.27		1.27		2.04
11/30/2016	8.70	.18	.29	.47	(.18)	8.99	5.40		91		1.30		1.30		2.04
11/30/2015	10.86	.17	(2.17)	(2.00)	(.16)	8.70	(18.52)		102		1.26		1.26		1.72
11/30/2014[4,5]	10.00	.18	.80	.98	(.12)	10.86	9.80	[6]	131		1.34	[7]	1.33	[7]	1.91	[7]
Class F-2:
11/30/2017	9.00	.23	1.94	2.17	(.23)	10.94	24.34		738		1.01		1.01		2.28
11/30/2016	8.70	.20	.30	.50	(.20)	9.00	5.81		676		1.04		1.04		2.26
11/30/2015	10.87	.21	(2.19)	(1.98)	(.19)	8.70	(18.37)		572		1.00		1.00		2.08
11/30/2014[4,5]	10.00	.16	.85	1.01	(.14)	10.87	10.02	[6]	482		1.07	[7]	1.07	[7]	1.75	[7]
Class F-3:
11/30/2017[4,11]	9.47	.21	1.47	1.68	(.21)	10.94	17.72	[6]	368		.89	[7]	.89	[7]	2.39	[7]
Class 529-A:
11/30/2017	8.99	.20	1.93	2.13	(.20)	10.92	23.92		39		1.30		1.30		2.00
11/30/2016	8.69	.17	.30	.47	(.17)	8.99	5.44		27		1.39		1.39		1.95
11/30/2015	10.85	.18	(2.17)	(1.99)	(.17)	8.69	(18.52)		21		1.25		1.25		1.79
11/30/2014[4,5]	10.00	.15	.82	.97	(.12)	10.85	9.62	[6]	16		1.50	[7]	1.49	[7]	1.60	[7]

20	American Funds Developing World Growth and Income Fund

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2017	$8.94	$.12	$1.93	$2.05	$(.12)	$10.87	23.04%		$6		2.13%		2.13%		1.17%
11/30/2016	8.65	.10	.29	.39	(.10)	8.94	4.52		4		2.21		2.21		1.14
11/30/2015	10.83	.09	(2.17)	(2.08)	(.10)	8.65	(19.29)		3		2.13		2.13		.92
11/30/2014[4,5]	10.00	.08	.83	.91	(.08)	10.83	9.11	[6]	2		2.20	[7]	2.19	[7]	.91	[7]
Class 529-E:
11/30/2017	8.98	.18	1.94	2.12	(.18)	10.92	23.69		1		1.51		1.51		1.77
11/30/2016	8.68	.16	.30	.46	(.16)	8.98	5.28		1		1.56		1.56		1.79
11/30/2015	10.85	.15	(2.18)	(2.03)	(.14)	8.68	(18.81)		1		1.51		1.51		1.51
11/30/2014[4,5]	10.00	.13	.83	.96	(.11)	10.85	9.56	[6]	1		1.62	[7]	1.61	[7]	1.40	[7]
Class 529-T:
11/30/2017[4,8]	9.93	.17	.99	1.16	(.16)	10.93	11.81	[6,9]	—	[10]	1.12	[7,9]	1.12	[7,9]	2.46	[7,9]
Class 529-F-1:
11/30/2017	8.99	.22	1.94	2.16	(.22)	10.93	24.23		3		1.12		1.12		2.18
11/30/2016	8.69	.19	.30	.49	(.19)	8.99	5.64		2		1.19		1.19		2.15
11/30/2015	10.86	.19	(2.18)	(1.99)	(.18)	8.69	(18.48)		1		1.12		1.12		1.94
11/30/2014[4,5]	10.00	.15	.84	.99	(.13)	10.86	9.87	[6]	1		1.18	[7]	1.17	[7]	1.63	[7]
Class R-1:
11/30/2017	8.96	.13	1.93	2.06	(.13)	10.89	23.07		1		2.02		2.02		1.29
11/30/2016	8.66	.12	.29	.41	(.11)	8.96	4.72		1		2.06		2.06		1.32
11/30/2015	10.83	.10	(2.17)	(2.07)	(.10)	8.66	(19.15)		1		1.99		1.99		1.05
11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.17	[6]	2		2.08	[7]	2.08	[7]	1.06	[7]
Class R-2:
11/30/2017	8.94	.13	1.94	2.07	(.14)	10.87	23.12		11		1.98		1.98		1.32
11/30/2016	8.64	.10	.30	.40	(.10)	8.94	4.63		7		2.14		2.14		1.12
11/30/2015	10.82	.09	(2.17)	(2.08)	(.10)	8.64	(19.33)		4		2.19		2.19		.92
11/30/2014[4,5]	10.00	.08	.84	.92	(.10)	10.82	9.17	[6]	2		2.11	[7]	2.11	[7]	.90	[7]
Class R-2E:
11/30/2017	8.98	.15	1.94	2.09	(.17)	10.90	23.30	[9]	—	[10]	1.83	[9]	1.78	[9]	1.48	[9]
11/30/2016	8.69	.16	.29	.45	(.16)	8.98	5.20	[9]	—	[10]	1.67	[9]	1.60	[9]	1.79	[9]
11/30/2015	10.85	.14	(2.13)	(1.99)	(.17)	8.69	(18.47)[9]		—	[10]	1.29	[9]	1.27	[9]	1.36	[9]
11/30/2014[4,12]	11.67	.01	(.76)	(.75)	(.07)	10.85	(6.46)[6,9]		—	[10]	.35	[6,9]	.35	[6,9]	.09	[6,9]

See end of table for footnotes.

American Funds Developing World Growth and Income Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
11/30/2017	$8.97	$.17		$1.95	$2.12	$(.18)	$10.91	23.79%	$11		1.55%		1.55%		1.72%
11/30/2016	8.68	.15		.29	.44	(.15)	8.97	5.10	7		1.61		1.61		1.69
11/30/2015	10.84	.15		(2.17)	(2.02)	(.14)	8.68	(18.77)	5		1.56		1.55		1.49
11/30/2014[4,5]	10.00	.11		.85	.96	(.12)	10.84	9.54 [6]	3		1.62	[7]	1.62	[7]	1.17	[7]
Class R-4:
11/30/2017	8.99	.21		1.93	2.14	(.21)	10.92	23.97	8		1.25		1.25		2.06
11/30/2016	8.69	.18		.30	.48	(.18)	8.99	5.56	6		1.29		1.29		2.04
11/30/2015	10.86	.18		(2.18)	(2.00)	(.17)	8.69	(18.57)	4		1.24		1.23		1.86
11/30/2014[4,5]	10.00	.13		.86	.99	(.13)	10.86	9.82 [6]	2		1.33	[7]	1.32	[7]	1.42	[7]
Class R-5E:
11/30/2017	8.98	.18		1.99	2.17	(.23)	10.92	24.44	—	[10]	1.10		.96		1.75
11/30/2016	8.69	.20		.29	.49	(.20)	8.98	5.65	—	[10]	1.13		1.13		2.22
11/30/2015[4,13]	8.95	—	[14]	(.26)	(.26)	—	8.69	(2.90)[6]	—	[10]	.03	[6]	.03	[6]	.01	[6]
Class R-5:
11/30/2017	9.00	.23		1.95	2.18	(.24)	10.94	24.42	6		.94		.94		2.30
11/30/2016	8.70	.20		.31	.51	(.21)	9.00	5.87	4		.98		.98		2.30
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.32)	3		.92		.92		2.08
11/30/2014[4,5]	10.00	.19		.82	1.01	(.14)	10.87	10.02 [6]	1		1.05	[7]	1.04	[7]	2.06	[7]
Class R-6:
11/30/2017	9.00	.24		1.94	2.18	(.24)	10.94	24.49	41		.89		.89		2.39
11/30/2016	8.70	.22		.29	.51	(.21)	9.00	5.93	26		.93		.93		2.44
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.28)	15		.88		.88		2.06
11/30/2014[4,5]	10.00	.08		.93	1.01	(.14)	10.87	10.05 [6]	10		.98	[7]	.97	[7]	.94	[7]

	Year ended			For the period
	2017	2016	2015	2/3/2014 to 11/30/2014[4,5,6]
Portfolio turnover rate for all share classes	28%	25%	29%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[6]	Not annualized.
[7]	Annualized.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Amount less than $.01.

See Notes to Financial Statements

22	American Funds Developing World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 16, 2018

American Funds Developing World Growth and Income Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2017, through November 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Funds Developing World Growth and Income Fund

	Beginning account value 6/1/2017	Ending account value 11/30/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,076.95	$6.72	1.29%
Class A – assumed 5% return	1,000.00	1,018.60	6.53	1.29
Class C – actual return	1,000.00	1,072.15	10.60	2.04
Class C – assumed 5% return	1,000.00	1,014.84	10.30	2.04
Class T – actual return	1,000.00	1,078.12	5.47	1.05
Class T – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class F-1 – actual return	1,000.00	1,077.14	6.51	1.25
Class F-1 – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class F-2 – actual return	1,000.00	1,078.38	5.16	.99
Class F-2 – assumed 5% return	1,000.00	1,020.10	5.01	.99
Class F-3 – actual return	1,000.00	1,078.07	4.64	.89
Class F-3 – assumed 5% return	1,000.00	1,020.61	4.51	.89
Class 529-A – actual return	1,000.00	1,077.06	6.66	1.28
Class 529-A – assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class 529-C – actual return	1,000.00	1,072.02	10.91	2.10
Class 529-C – assumed 5% return	1,000.00	1,014.54	10.61	2.10
Class 529-E – actual return	1,000.00	1,075.00	7.75	1.49
Class 529-E – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class 529-T – actual return	1,000.00	1,077.88	5.78	1.11
Class 529-T – assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class 529-F-1 – actual return	1,000.00	1,077.91	5.68	1.09
Class 529-F-1 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-1 – actual return	1,000.00	1,072.33	10.39	2.00
Class R-1 – assumed 5% return	1,000.00	1,015.04	10.10	2.00
Class R-2 – actual return	1,000.00	1,072.92	10.24	1.97
Class R-2 – assumed 5% return	1,000.00	1,015.19	9.95	1.97
Class R-2E – actual return	1,000.00	1,073.98	9.15	1.76
Class R-2E – assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class R-3 – actual return	1,000.00	1,075.86	7.96	1.53
Class R-3 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-4 – actual return	1,000.00	1,076.22	6.40	1.23
Class R-4 – assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class R-5E – actual return	1,000.00	1,078.14	5.00	.96
Class R-5E – assumed 5% return	1,000.00	1,020.26	4.86	.96
Class R-5 – actual return	1,000.00	1,078.75	4.79	.92
Class R-5 – assumed 5% return	1,000.00	1,020.46	4.66	.92
Class R-6 – actual return	1,000.00	1,079.02	4.59	.88
Class R-6 – assumed 5% return	1,000.00	1,020.66	4.46	.88

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2017:

Foreign taxes	$0.03 per share
Foreign source income	$0.33 per share
Qualified dividend income	$63,631,000
Corporate dividends received deduction	$1,351,000
U.S. government income that may be exempt from state taxation	$190,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

26	American Funds Developing World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2013	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
Vanessa C. L. Chang, 1952	2013	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2013	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Margaret Spellings, 1957	2013	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Shaw B. Wagener, 1959 Vice Chairman of the Board and President	2013	Chairman of the Board, Capital Group International, Inc.;[7] Chairman of the Board, Capital International, Inc.;[7] Director, Capital Group Private Markets, Inc.;[7] Partner — Capital International Investors, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Developing World Growth and Income Fund	27

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
F. Chapman Taylor, 1959 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor and Shaw B. Wagener, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

28	American Funds Developing World Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2017, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$123,000
2017	$127,000

b) Audit-Related Fees:
2016	$1,000
2017	$1,000

c) Tax Fees:
2016	$6,000
2017	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:

Not Applicable

b) Audit-Related Fees:
2016	$1,098,000
2017	$1,294,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,464,000 for fiscal year 2016 and $1,183,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM

Investment portfolio

November 30, 2017

Common stocks 88.89% Financials 19.83%	Shares	Value (000)
Discovery Ltd.1	4,681,357	$56,257
Sberbank of Russia PJSC (ADR)1	2,586,300	42,210
Sberbank of Russia PJSC1	3,235,447	12,451
MONETA Money Bank, AS, non-registered shares1	14,395,258	51,942
First Abu Dhabi Bank PJSC, non-registered shares1	16,417,744	45,232
China Pacific Insurance (Group) Co., Ltd., Class H1	9,208,200	44,346
Moscow Exchange MICEX-RTS PJSC1	20,689,139	43,997
Credicorp Ltd.	186,300	39,315
ICICI Bank Ltd.1	7,679,738	36,837
Shinhan Financial Group Co., Ltd.1	808,261	36,150
Barclays Africa Group Ltd.1	2,900,000	33,396
KBC Ancora CVA1	355,629	21,600
TCS Group Holding PLC (GDR)1,2	602,000	11,088
TCS Group Holding PLC (GDR)1	569,500	10,489
Housing Development Finance Corp. Ltd.1	821,211	21,328
Grupo Financiero Inbursa, SAB de CV	10,288,500	18,175
Union National Bank PJSC1	17,147,988	18,126
Bank Central Asia Tbk PT1	11,155,800	16,789
AIA Group Ltd.1	2,051,800	16,724
JSE Ltd.1	979,786	9,568
KBC Groep NV1	105,500	8,638
Inversiones La Construcción SA	561,887	8,559
Siam Commercial Bank PCL, foreign registered1	1,482,300	6,932
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	5,988
		616,137
Information technology 14.31%
Taiwan Semiconductor Manufacturing Co., Ltd.1	13,552,800	102,032
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	17,550
Samsung Electronics Co., Ltd.1	38,927	91,460
Samsung Electronics Co., Ltd., nonvoting preferred1	6,447	12,536
NetEase, Inc. (ADR)	169,800	55,815
MediaTek Inc.1	3,662,000	40,268
Catcher Technology Co., Ltd.1	2,410,000	26,208
Vanguard International Semiconductor Corp.1	9,632,000	23,114
Quanta Computer Inc.1	9,293,400	19,174
Broadcom Ltd.	60,350	16,774
VTech Holdings Ltd.1	1,088,300	15,652
Tencent Holdings Ltd.1	243,500	12,569
MercadoLibre, Inc.	42,000	11,556
		444,708
Consumer staples 12.80%
Carlsberg A/S, Class B1	456,487	54,143
Savola Group Co.1	4,250,900	46,988
Thai Beverage PCL1	50,438,500	36,137
Danone SA1	426,703	36,023

American Funds Developing World Growth and Income Fund — Page 1 of 5

Common stocks Consumer staples (continued)	Shares	Value (000)
Shoprite Holdings Ltd.1	2,133,776	$35,479
Nestlé SA1	412,329	35,302
Unilever PLC1	521,000	29,420
British American Tobacco PLC1	460,200	29,275
Diageo PLC1	627,700	21,687
PZ Cussons PLC1	4,796,900	20,893
Philip Morris International Inc.	199,200	20,468
Magnit PJSC1	91,409	9,963
Fomento Económico Mexicano, SAB de CV	1,075,300	9,709
Godrej Consumer Products Ltd.1	503,226	7,543
Reckitt Benckiser Group PLC1	53,200	4,671
		397,701
Industrials 7.69%
CCR SA, ordinary nominative	11,223,535	54,276
Airbus SE, non-registered shares1	316,085	32,845
CTCI Corp. (Taiwan)1	16,667,000	24,485
AirTAC International Group1	1,429,993	24,455
Haitian International Holdings Ltd.1	7,245,000	21,249
BTS Rail Mass Transit Growth Infrastructure Fund1	52,714,700	18,725
International Container Terminal Services, Inc.1	8,631,900	18,250
Aggreko PLC1	1,287,000	14,787
IJM Corp. Bhd.1	14,011,100	10,587
Beijing Enterprises Holdings Ltd.1	1,456,900	8,450
SEEK Ltd.1	522,952	7,366
DP World Ltd.1	142,365	3,417
		238,892
Consumer discretionary 7.60%
Astra International Tbk PT1	72,313,000	42,686
Matahari Department Store Tbk PT1	47,336,588	37,304
Sands China Ltd.1	5,476,300	26,810
PT Surya Citra Media Tbk1	152,165,000	24,835
Hyundai Motor Co., Series 21	187,471	18,721
Pacific Textiles Holdings Ltd.1	14,992,791	15,760
Naspers Ltd., Class N1	57,740	15,491
Wynn Macau, Ltd.1	5,312,000	15,325
Galaxy Entertainment Group Ltd.1	2,032,000	14,635
Shenzhou International Group Holdings Ltd.1	877,000	7,955
YUM! Brands, Inc.	68,500	5,718
Minth Group Ltd.1	935,500	5,247
Chow Sang Sang Holdings International Ltd.1	1,448,100	3,171
Mr Price Group Ltd.1	152,133	2,303
		235,961
Telecommunication services 7.39%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	79,857
HKT Trust and HKT Ltd., units1	31,859,960	40,050
Singapore Telecommunications Ltd.1	10,968,800	30,344
MTN Group Ltd.1	2,516,505	23,752
Bharti Airtel Ltd.1	2,627,152	20,206
Globe Telecom, Inc.1	549,875	20,051

American Funds Developing World Growth and Income Fund — Page 2 of 5

Common stocks Telecommunication services (continued)	Shares	Value (000)
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	36,434,100	$11,254
MegaFon PJSC1	409,000	3,904
		229,418
Health care 5.48%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,505,500	60,462
Hypermarcas SA, ordinary nominative	5,931,000	59,519
Odontoprev SA, ordinary nominative	6,284,050	29,276
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	8,267,500	20,824
		170,081
Materials 4.84%
Vale SA, ordinary nominative	4,283,616	45,984
Alrosa PJSC1	25,277,340	33,695
LafargeHolcim Ltd.1	420,126	22,969
Rio Tinto PLC1	393,400	18,647
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	13,671
Newcrest Mining Ltd.1	734,830	12,971
Polyus PJSC1	30,440	2,559
		150,496
Real estate 2.28%
Longfor Properties Co. Ltd.1	14,182,500	33,640
China Overseas Land & Investment Ltd.1	8,004,000	25,584
China Resources Land Ltd.1	3,278,000	9,473
Fibra Uno Administración, SA de CV REIT	1,412,830	2,208
		70,905
Utilities 1.33%
AES Corp.	996,200	10,540
Glow Energy PCL, foreign registered1	3,664,300	9,790
Huaneng Power International, Inc., Class H1	14,212,000	9,106
Enel Américas SA (ADR)	748,800	7,353
Electricity Generating PCL, foreign registered1	673,600	4,434
		41,223
Energy 0.83%
China Petroleum & Chemical Corp., Class H1	23,820,000	17,069
Tenaris SA (ADR)	301,400	8,813
		25,882
Miscellaneous 4.51%
Other common stocks in initial period of acquisition		140,197
Total common stocks (cost: $2,374,425,000)		2,761,601
Preferred securities 0.39% Consumer discretionary 0.39%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	12,244
Total preferred securities (cost: $10,800,000)		12,244

American Funds Developing World Growth and Income Fund — Page 3 of 5

Rights & warrants 2.11% Consumer discretionary 0.99%	Shares	Value (000)
Midea Group Co., Ltd., Class A, warrants, expire 20181,2	3,982,300	$30,873
Consumer staples 0.86%
Inner Mongolia Yili Industrial Group Co., Ltd., warrants, expire 20181,2	6,153,000	26,801
Industrials 0.26%
Shenzhen Inovance Technology Co., Ltd., warrants, expire 20201,2	1,999,700	7,908
Total rights & warrants (cost: $58,142,000)		65,582
Convertible stocks 0.38% Miscellaneous 0.38%
Other convertible stocks in initial period of acquisition		11,737
Total convertible stocks (cost: $11,560,000)		11,737
Convertible bonds 0.26% Energy 0.26%	Principal?amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$ 4,562	524
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	4,299	484
Weatherford International PLC 5.875% 2021	7,060	7,091
Total convertible bonds (cost: $15,444,000)		8,099
Bonds, notes & other debt instruments 0.93% Corporate bonds & notes 0.92% Utilities 0.70%
Cemig Geracao e Transmissao SA 9.25% 20242	21,245	21,562
Materials 0.22%
First Quantum Minerals Ltd. 7.50% 20252	6,525	6,949
Total corporate bonds & notes		28,511
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 0.75% 2017	375	375
Total U.S. Treasury bonds & notes		375
Total bonds, notes & other debt instruments (cost: $27,919,000)		28,886
Short-term securities 6.84%
American Honda Finance Corp. 1.20% due 12/14/2017	22,300	22,290
Federal Home Loan Bank 1.07%–1.21% due 1/10/2018–1/16/2018	32,800	32,755
Qualcomm Inc. 1.31% due 2/6/20182	25,050	24,988
Sumitomo Mitsui Banking Corp. 1.24% due 12/13/20172	17,700	17,693
Total Capital Canada Ltd. 1.19% due 12/18/20172	15,000	14,991

American Funds Developing World Growth and Income Fund — Page 4 of 5

Short-term securities	Principal?amount (000)	Value (000)
U.S. Treasury Bill 1.41% due 5/31/2018	$52,100	$51,732
Victory Receivables Corp. 1.43% due 1/16/20182	48,000	47,910
Total short-term securities (cost: $212,363,000)		212,359
Total investment securities 99.80% (cost: $2,710,653,000)		3,100,508
Other assets less liabilities 0.20%		6,276
Net assets 100.00%		$3,106,784

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,249,389,000, which represented 72.40% of the net assets of the fund. This amount includes $2,172,070,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $210,763,000, which represented 6.78% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-100-0118O-S60602	American Funds Developing World Growth and Income Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of November 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 16, 2018

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2017